CORPORATE OVERVIEW November 16, 2020 Exhibit 99.1

SAFE HARBOR & OTHER CAUTIONARY NOTES This presentation has been prepared by Power Solutions International, Inc. (PSI) for investors, solely for informational purposes. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor may desire. All of the financial information and other information regarding PSI contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by PSI’s filings with the Securities and Exchange Commission (SEC), including the financial statements and other financial disclosure contained in those filings. PSI makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation (including any oral statements transmitted to the recipients of this presentation). This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities.  These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.   The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: management’s ability to successfully implement the Audit Committee’s remedial recommendations; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the Securities and Exchange Commission (the “SEC”) and the criminal division of the United States Attorney’s Office for the Northern District of Illinois (the “USAO”), which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; any delays and challenges in recruiting key employees consistent with the Company’s plans; risks related to complying with the terms and conditions of the settlements with the SEC and USAO; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the impact the recent outbreak of a new strain of coronavirus could have on the Company’s business and financial results; any negative impacts from delisting of the Company’s common stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s subsequent filings with the SEC. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT PSI

“ PSI’s MISSION: Solving Power Challenges of Global Equipment Manufacturers Through High-Quality, Innovative Products

POWERING LEADING EQUIPMENT MANUFACTURERS GLOBALLY

OVERVIEW Approximately 900 Employees Leading Worldwide Manufacturer of Engines Produced 1,000,000 engines historically Wide range of engines: 27 different displacements ranging from 1L to 53L Approximately 1,000,000 sq. ft. manufacturing footprint, with headquarters in Wood Dale, IL OTC Pink: PSIX Founded in 1985 Public listing in 2011 2019 SALES End Market Geography SALES $ in millions

ADVANCED FACILITIES PSI Corp. HQ & Engine Dress Facility 201 Mittel Dr. Wood Dale, IL 261,000 sq. ft. Dedicated R&D & Engineering Facility Automotive Grade High-Volume Production Lines State-of-the-Art Machining Center In-house EPA & CARB certified test cell operation Approximately 1,000,000 sq. ft. PSI Machining & Engine Build Facility 101 Mittel Dr. Wood Dale, IL 105,000 sq. ft. PSI R+D, Engineering & HD Assembly Facility 1465 Hamilton Pkwy. Itasca, IL 198,000 sq. ft. PSI R+D, Vehicle Integration Facility 32505 Industrial Dr. Madison Heights, MI 40,000 sq. ft. PSI Energy Packaging Facility 448 W. Madison St. Darien, WI 200,000 sq. ft. PSI Engine Development Center 7850 S. Grant St. Burr Ridge, IL 22,400 sq. ft. PSI Materials & Warehousing 6450 Muirfield Dr. Hanover Park, IL 160,400 sq. ft.

TECHNOLOGIES & TALENT Leading Talent Advanced Engineering Disciplines Industry-Leading Application Knowledge Strategic Partnerships Approximately 900 Employees Innovative Technologies PSI Proprietary Controls Certified, Low-Emission Solutions (EPA, CARB Certifications) Fuel-Flexible Systems: Natural Gas, Propane, Gasoline, Diesel

MANUFACTURING & ENGINE CAPABILITIES Complete Range APPLICATION ENGINEERING & INTEGRATION TESTING & VALIDATION CALIBRATION & EMISSIONS ENGINE DESIGN & ENGINEERING MATERIAL OPTIMIZATION & SIMULATION SPECIALIZED MACHINING ADVANCED MANUFACTURING POWERTRAIN ASSEMBLY & KITTING COMPLETE ENGINE SIMULATION COOLING PACKAGE DEVELOPMENT TURBO & FUEL SYSTEMS ELECTRONICS, SOFTWARE & CONTROLS

TRANSPORTATION EXPANSIVE PRODUCT LINE Powering Global Transportation, Energy & Industrial OEMs Engine Displacements 6.0L, 8.8L Fuel Types Propane, Natural Gas, Gasoline Integration Transmissions & Tanks Horsepower Range 293 hp – 345 hp Torque Range 317 lb-ft – 565 lb-ft INDUSTRIAL Engine Displacements Ranging from 1.0L to 8.8L Fuel Types Propane, Natural Gas, Gasoline, Diesel Horsepower Range 28 hp –245 hp Torque Range 43 lb-ft – 503 lb-ft Mechanical Power Range 19 kWm –1850 kWm ENERGY Engine Displacements Ranging from 2.0L to 53L Fuel Types Propane, Natural Gas, Wellhead Gas, Diesel Electrical Power Range 20 kWe – 1650 kWe Mechanical Power Range 26 kWm – 1850 kWm TECHNOLOGY

WEICHAI COLLABORATION A Global Partner

PSI/WEICHAI RELATIONSHIP Weichai Power Background Based in China; Global footprint Leading automotive and equipment manufacturer specializing in the production of powertrains, automobiles, intelligent logistics, automotive parts and components Weichai Power Co., Ltd. is publicly listed on the Hong Kong and Shenzhen Stock Exchanges Market capitalization of approximately $19 billion FY 2019 sales and net profit of $26.4 billion and $1.8 billion, respectively *Weichai financial statistics based on RMB/USD conversion as of 11/10/20 using xe.com. Weichai Investment in PSI Weichai America (subsidiary of Weichai Power Co., Ltd.) investment of $60 million of equity in PSI on 3/31/17 Warrant exercise on 4/23/19 for approximate proceeds of $1.6 million Holds 51% of PSI’s common shares Holds 3 of 7 board seats, including the Chairman position, and has the right to nominate directors such that its designees represent a majority of the board of directors

PSI & WEICHAI HISTORY & MILESTONES Formation of Power Great Lakes, Inc. Power Solutions Inc. (PSI) established as global distributor of GM industrial engines – Gas Product scope Acquisition of 3PI Acquisition of Buck’s Engines, PowerTrain Integration and Bi-Phase PSI goes public. PSIX launched as an APO. PSIX is sold over the counter Originally Established in Weihai City Weifang Diesel Engine Factory Established Introduced the Heavy-duty engine Weichai Power listed in Hong Kong Weichai Power listed in Shenzhen stock market M&A Baudouin in France & Establishing Shandong Heavy Industry Group M&A of Ferretti Group, KION Group and Linde Hydraulic Strategic collaboration with DEMATIC 1985 1996 2011 2014 2015 1946 2004 2007 2012 2016 1953 1984 2009 Strategic collaboration between PSI & Weichai 2017 2018 PSI acquires its Engine Development Center in Burr Ridge, IL; Certifies 32-liter and 40-liter natural gas engines with EPA 2019 53-liter natural gas engine certified with EPA; 20-liter, 40-liter, 53-liter diesel engines receive EPA certification for emergency standby

Major Facility Snapshot: Shanghai – Engine Machining and R&D Weifang – High-Speed Engine & Vehicle Machining and R&D Chongqing – Medium/ High-Speed Engine & MVP R&D Xi’an – HD Truck & HD Transmission Box R&D Wiesbaden, Germany – Forklift & Hydraulics R&D Forli, Italy – Luxury Yachts R&D Marseilles, France – Marine Engine R&D Chicago, IL – Natural Gas Technology R&D Yangzhou – Bus & Low-Power Engine R&D EXPANDED GLOBAL BUSINESS FOOTPRINT Weichai has operations in 55 Countries with 500 Authorized Service Centers Worldwide

PRODUCT SYNERGIES Our collective product portfolio offers the most competitive and complete engine and power range available across all applications 32L 40L 53L 65L Transportation Weichai has a large market share in Asia, for which it develops and manufactures thousands of commercial vehicle engines annually PSI can access significant manufacturing space in Asia Industrial Industrial applications being introduced into the Asian material handling market Weichai Cost Reduction Opportunities Potential manufacturing and global supply chain opportunities Energy/Power Generation 32L and 40L base engines EPA certified in 2018 and 53L certified in 2019 for North American market (Gas) 20L, 40L, and 53L EPA emergency standby certified in 2019 (Diesel) 10L, 13L, and 17L diesel engines in development for North American market Launching 4.5L, 6.7L, 10L, 13L, 17L, and 20L NG engines for standby and prime markets (4.5L/6.7L also serve industrial applications) Longer-range plans for 65L - North America (Gas) The new engines expand our addressable market for power generation products from less than $1 billion in 2018 to an expected addressable market of between $3 billion and $4 billion by 2023

ENERGY Powering the Future

ENERGY MARKETS & CUSTOMERS Our Customers/End Users Markets Oil & Gas Telecommunications Data Centers Medical Office & Commercial Utility & Water Treatment Growth opportunities across various markets driven by several factors (e.g., aged electric grid, power outage activity, growth of intermittent sources of energy, utility curtailment incentives, increased regulations in healthcare facilities, increased growth rate of natural gas installations compared to diesel, and datacenter electrical usage growth)

APPLICATION/MARKET GROWTH OPPORTUNITIES The growth of intermittent sources of energy, such as wind and solar, is driving increased demand for generators, microgrids and demand response equipment Sources: MarketsandMarkets™ INC.,Grand View Research, Navigant Research, technavio Diesel Generator Market Size The global diesel generator market is projected to reach $30 billion by 2027, expanding at a growth rate of 8% from 2020-2027 Combined Heat & Power (CHP) The global combined heat and power (CHP) market is poised to grow by 125 GW during 2018-2023 at CAGR of nearly 3%. Microgrids The global microgrid market was worth $29 billion in 2020. The market is further projected to reach $47 Billion by 2025, at a CAGR of over 10% during 2020-2025. Demand Response Global demand response capacity is expected to grow from nearly 39 GW in 2016 to 144 GW in 2025. STANDBY / EMERGENCY MICROGRIDS DEMAND RESPONSE / PEAK SHAVING OIL & GAS POWER COMPRESSION Prime/Continuous Operation - Main Source of Power, Designed to Run Continuously or Extended Periods of Time Back up power when utility electricity is unavailable A scaled electrical grid that can work on or off utility grid Economically driven use of an alternative electrical source other than the utility grid Compression technologies are at the heart of many critical processes in the oil, gas and power industries

NATURAL GAS ENERGY MARKET Sources: Diesel Progress September 2020; Forbes – December 6, 2019; Research Nester; GE Reports (12/5/18); EIA.gov (4/5/2019) Natural Gas Energy Market Dynamics Cleaner than diesel; Not subject to the transportation limitations that diesel has during times of extreme weather Global natural gas generator market totaled $4.6 billion in 2016 and is expected to increase to $8.5 billion by the end of 2024. More than 1,500 GW of new gas-fired generation capacity is expected to be added to global power networks by 2040. By 2040 installed electric capacity across the world is expected to reach 12,480 GW – 22 percent of which will be supplied by natural gas, the most of any single fuel source. Abundant and reliable supply. Natural gas gensets are gaining market share versus diesel

2.4L 3.0L 4.3L 5.7L 8.1L 8.8L 11.1L 14.6L 18.3L 21.9L FUTURE 65L 53L 40L 32L 6.7L 4.5L ENERGY ENGINE PORTFOLIO – GAS NEW 10L NEW 13L NEW 17L 20L

ENERGY ENGINE PORTFOLIO – DIESEL FUTURE 65L DIESEL NEW 53L DIESEL NEW 40L DIESEL PLANNED 10L DIESEL NEW 20L DIESEL PLANNED 17L DIESEL PLANNED 13L DIESEL

POWER GENERATION OPPORTUNITY TODAY & FUTURE Weichai Gas & Diesel Engine Platforms Open Power Generation Market Significantly * Power generation market opportunity projections are based on internal estimates and data from Power Systems Research 2018 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-22L ESTIMATED 2023 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-65L, Diesel Engines 10L-65L $3B-$4B Market Opportunity <$1B Market Opportunity

TRANSPORTATION Powering the Road Ahead

PSI TRANSPORTATION MARKETS & CUSTOMERS Propane & Gasoline EUROVAN & TRANSIT CHASSIS & OEM UTILITY RV RECENT EXPERIENCE FUTURE OPPORTUNITIES

TRANSPORTATION MARKET China Market U.S./North America Market Source: School Bus Fleet (School Bus Sales Report - 2019), CAAM/PiperJaffray (9/24/19), KeyBank Research, (10/5/20), carsalesbase.com, trailer-bodybuilders.com; Internal estimates SCHOOL BUS CLASS 5-7 TRUCK CLASS 2-4 TRUCK/VAN (Class 3-4: 321,260) 45,321 203,000 2,741,422 MEDIUM-DUTY TRUCK SMALL BUS 177,772 340,156

SCHOOL BUS MARKET Recent History of Gasoline & Propane Growth, Industry-Leading Customers, Significant Engine Market Opportunity Sources: School Bus Fleet (School Bus Sales Report - 2019); Blue Bird investor presentation January 2019; School Bus Fleet (7/25/16), Icbus.com; Blue Bird press release on 12/11/19; Internal Estimates Total Units By Class 2019: 45,321 “C” & “D” Units 2019: 35,603 “C” 31,876 “A” 9,718 “D” 3,727 THOMAS IC BUS BLUE BIRD 2015 Trends and Future Outlook Diesel 92% Alt. Fuels 8% Diesel 60-65% Alt. Fuels/ Gasoline 35-40% PSI Customers NORTH AMERICA (SCHOOL BUS MARKET) Bus Sales (units) & Market Share PSI is the Exclusive Supplier of Propane and Gasoline Engines to IC Bus and Provides Propane Engine Option to Thomas Built Buses NOISE. Propane & gasoline vehicles are noticeably quieter than diesel. COST. Very competitive total cost of ownership versus diesel. Easier and less costly to maintain. ENVIRONMENT. Propane vehicles can reduce lifecycle GHG emissions by nearly 13%. INCENTIVES. VW Mitigation Funds. SCHOOL BUS MARKET Alt. fuels continue to gain market share versus diesel; Blue Bird at 48% alt. fuel mix in FY19

Major Automotive OEMs including General Motors, Ford, Mitsubishi and others are moving into electrification and hybridization, which eliminates completely, or utilizes, smaller combustion engines Emission regulations like the current standard, the Corporate Average Fuel (CAFÉ) standard, for passenger cars and light trucks are expected to increase to 40.3 to 41.0 MPG by model year 2021, and Greenhouse Gas emission (GHG) will require 163 grams/mile of CO2 in model year 2025. (Source: Transportation.gov) Newer automotive engines utilize lighter aluminum block, direct injection technologies that are not nearly as commercially viable as current engines and lack the power required for certain applications This shift leaves a potential gap in the market of 80,000 to 100,000 engines annually PSI’s mature product line that includes 6.0L and 8.8L engines can address portions of the transportation, energy and industrial product markets that require these engines since they will no longer be served by the major OEMs Class 1 – 2 Passenger Vehicles Class 2 – 4 Light Duty Truck & Bus Class 4- 7 Medium Duty Truck & Bus Class 8 Heavy Duty Truck & Bus 8.8L 6.0L +10L Engines <2L Engines AUTOMOTIVE ENGINE DOWNSIZE OR ELIMINATION DUE TO HYBRIDIZATION OR ELECTRIFICATION AUTOMOTIVE ENGINE GAP FILLING THE GAP

INDUSTRIAL Powering Productivity

INDUSTRIAL MARKETS & CUSTOMERS OIL & GAS COMPRESSION/ OIL LIFTS FORKLIFT AERIAL WORK PLATFORM ARBOR CARE UTILITY VEHICLE SWEEPERS /SCRUBBER ICE RESURFACING OTHER INDUSTRIAL

2.0L/2.4L 3.0L 4.3L 5.7L 8.1L 8.8L 11.1L 14.6L 18.3L 21.9L PLANNED 65L 53L 40L 32L 6.7L 4.5L INDUSTRIAL ENGINE PORTFOLIO NEW 10L NEW 13L NEW 17L 20L 0.998L

FINANCIAL UPDATE CORPORATE UPDATE BUSINESS OBJECTIVES

CAPITAL STRUCTURE OVERVIEW *Based on 22,891,345 shares outstanding as of 11/2/20 and information contained in the Company’s Proxy Statement filed on 11/5/20 Debt & Cash Highlights $130 Million Senior Secured Revolving Credit Facility with Standard Chartered closed on April 2, 2020 Maturity of 3/26/21 LIBOR + 2% or Base Rate (as defined in the Credit Agreement) Total debt of $131 Million at 9/30/20; Cash of nearly $27 million Amounts above reflect net positive cash impact from customer prepayments of approximately $20 million In concert with Weichai, PSI plans to work with Standard Chartered as it develops a long-term plan for its capital structure

FINANCIAL RESULTS (SALES/GROSS MARGIN) GROSS MARGIN 1st 9 mos. 2020 sales reflects declines across energy (-$48.7m) and industrial (-$44.8m) end markets, partly offset by higher transportation end market sales (+$13.1m) Overall reduction in demand, in large part due to COVID-19 pandemic and related historic decline in oil demand Also, previously disclosed customer requested Q4 2019 acceleration of approximately $30m of transportation end market sales, and industrial end market headwinds are also anticipated to negatively impact the Company’s 2020 financial results  1st 9 mos. 2020 gross margin down 5.2 percentage points Gross margin impacted by significantly higher warranty expense related to charges from adjustments to preexisting warranties largely within the transportation end market, reduced operating leverage as a result of lower sales, and unfavorable product mix, partly mitigated by cost savings driven by reductions in the production facility workforce and other actions Warranty costs were $18.2 million in 2020 period versus $7.4 million in 2019 1st 9 mos. 2020 Adj. EBITDA loss of $1.6 million, compared to Adj. EBITDA of $29.4 million last year* SALES $ in millions *See reconciliation of Non-GAAP later in the presentation

CORPORATE UPDATE – CONTINGENCY ACTIONS Contingency actions taken during 2020 to mitigate the negative impact of COVID-19 pandemic Implementation of temporary cost reduction measures designed to mitigate the operating and financial impact of COVID-19 pandemic on the business, including reduced pay for salaried employees (between 10-30%), and suspension of the 401(k) plan match, among others Measures regarding pay and 401(k) plan match began as of April 16, 2020 and are anticipated to run through December 31, 2020 Reduced production facility workforce to align with current volume trends Estimate that this and other ongoing actions to improve manufacturing operations and reduce costs, including certain temporary measures, have contributed to labor-related cost savings within the Company’s manufacturing operations of over $8 million on a year-over-year basis for the nine months ended 9/30/20 versus same period last year Continued transformation to lean agile and flexible lines within manufacturing operations; As volume/sales improve, PSI believes that it can leverage a portion of these savings Prioritizing certain R&D investments in support of the Company's long-term growth objectives

CORPORATE UPDATE (CONTINUED) PSI is current with its filings Filed Form 10-K on 5/16/19: Covers restated financials for the full years of 2014 and 2015, and Q1 of 2016, in addition to the audited financial statements for 2016 and 2017; Form 10-K’s covering full year 2018 and 2019 financials filed on 12/27/19 and 5/4/20, respectively Timely filing of recent 10-Q filings Numerous changes and improvements have been made across the organization since 2017 New management team and key hires: CEO; CFO; Corporate Controller; Chief Technical Officer; Chief Commercial Officer; VP, Internal Audit; Director of Financial Reporting; Director of Accounting 6 of 7 new board members, including appointment of new chairman of the board and a new audit committee (Weichai currently has 3 designees) Updated policies and ongoing overhaul and enhancement of internal controls and operational systems to improve the reliability of financial reporting Settlements with the USAO and SEC announced on 9/24/20 Resolves agencies’ previously disclosed investigations into the Company’s past revenue recognition practices; Investigations into the Company on behalf of the USAO and SEC have concluded PSI is committed to full remediation of its internal controls and continuing to enhance its corporate compliance program Company plans to seek relisting on national exchange

Streamlining of Business Processes Review and identify cost reductions throughout the organization Enhanced controls and monitors across major spend areas Warranty Expense Mitigation Efforts Developing reimbursement/commercial remedies from key suppliers, where applicable Continued evaluation and improvement of engineering validation and reliability programs for products and applications Continued investments in technology to further enhance tools and processes. Improve Profitability Plan focused on review of customer and product portfolio (multi-year effort) Strategic price increases Product redesign Re-sourcing of certain components Strategic assessment of certain areas where profitability does not meet established thresholds Improve manufacturing efficiency Enhance working capital efficiency Opportunities to further increase inventory focus BUSINESS OBJECTIVES

Strengthen Business through Optimization of Business Systems and Technology Reimplementation of ERP system Supports efforts to remediate internal controls, improve processes, drive greater operational efficiencies and provide better and timelier decision making across the organization Capitalize on Key Market Trends Growth of intermittent sources of energy and aged electric grid are driving demand for generators/demand response equipment/microgrids Increasingly stringent regulations and growing efforts to reduce emissions Growth in e-commerce activity BUSINESS OBJECTIVES CONTINUED Grow the Business in the Highest Return on Investment Areas Dedicating significant R&D resources and invested in the recruitment of key management, sales and operations staff to support development and sales of higher margin, heavy-duty engines for the energy markets Leverages relationship with Weichai Obtained EPA approval for 32L, 40L and 53L gas engines and EPA emergency standby certification for 20L, 40L, and 53L diesel engines; Development and launch plans for other engines Total addressable market within power generation expands from less than $1 billion in 2018 to an expected $3-$4 billion by 2023 Allows us to serve a greater portion of the demand response, microgrid, combined heat and power (CHP) and oil and gas markets, while supporting the expansion of the range of customers

APPENDIX

NON-GAAP RECONCILIATION Financial Results for Three and Nine Months Ended September 30, 2020 and 2019 * See Non-GAAP Reconciliation on following slides

NON-GAAP FINANCIAL MEASURES In addition to the results provided in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) above, this Corporate Overview also includes non-GAAP (adjusted) financial measures. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Form 10-Q for the period ended September 30, 2020. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated below. The Company believes that Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA provide relevant and useful information, which is widely used by analysts, investors and competitors in its industry as well as by the Company’s management in assessing the performance of the Company. Adjusted net income (loss) is defined as net loss as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance. Adjusted earnings (loss) per share is a measure of the Company’s diluted (loss) earnings per common share adjusted for the impact of special items. EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes. Adjusted EBITDA further excludes the effects of other non-cash charges and certain other items that do not reflect the ordinary earnings of the Company’s operations. Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA are used by management for various purposes, including as a measure of performance of the Company’s operations and as a basis for strategic planning and forecasting. Adjusted net income (loss), Adjusted earnings (loss) per share, and Adjusted EBITDA may be useful to an investor because these measures are widely used to evaluate companies’ operating performance without regard to items excluded from the calculation of such measures, which can vary substantially from company to company depending on the accounting methods, the book value of assets, the capital structure and the method by which the assets were acquired, among other factors. They are not, however, intended as alternative measures of operating results or cash flow from operations as determined in accordance with U.S. GAAP. During 2020, the Company changed the presentation of certain non-GAAP financial measures to separate incremental financial reporting and government investigation expenses into: (1) incremental financial reporting, (2) internal control remediation, and (3) government investigations and other legal matters. In addition, the Company changed the presentation of non-GAAP adjustments for the comparative periods of 2019 in order to align to the current period presentation. There was no impact to Adjusted net income, Adjusted earnings per share, EBITDA or Adjusted EBITDA for the three and nine months ended September 30, 2019 as a result of this change in presentation. The Company believes the updated presentation may provide more useful information to investors regarding the Company’s non-GAAP adjustments and better aligns with management’s use of the information.

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net (loss) income to Adjusted net income (loss) for the three and nine months ended September 30, 2020 and 2019:

NON-GAAP RECONCILIATION The following table presents a reconciliation from (Loss) earnings per common share – diluted to Adjusted earnings (loss) per share for the three and nine months ended September 30, 2020 and 2019:

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net (loss) income to EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2020 and 2019:

NON-GAAP RECONCILIATION Amount consists of the change in the value of the Weichai Warrant, including the impact of the exercise in April 2019. Amounts reflect non-cash stock-based compensation expense (amounts exclude $0.3 million for the nine months ended September 30, 2019 associated with employee retention programs (see note 4 below)). Amount represents the loss on the extinguishment of the Wells Fargo Credit Agreement and the Unsecured Senior Notes in April 2020 as further discussed in Note 6. Debt of Part I, Item 1. Financial Statements within the Form 10-Q for the period ended September 30, 2020. Amounts represent incremental compensation costs (including $0.3 million for the nine months ended September 30, 2019 of stock-based compensation) incurred to provide retention benefits to certain employees. Amounts represent severance and other post-employment costs for certain former employees of the Company. Amounts represent professional services fees related to the Company’s efforts to restate prior period financial statements and prepare, audit and file delinquent financial statements with the SEC, as well as tax compliance matters impacted by the restatement of prior period financial statements. The amounts exclude $0.5 million and $1.5 million of recurring audit fees for the three and nine months ended September 30, 2020, respectively, and $0.1 million and $1.1 million for the three and nine months ended September 30, 2019, respectively. Amounts represent professional services fees related to the Company’s efforts to remediate internal control material weaknesses including certain costs to upgrade IT systems. Amounts represent professional services fees and reserves primarily related to the recently settled SEC and USAO investigations of the Company and indemnification of certain former officers and employees. The Company is obligated to pay legal costs of certain former officers and employees in accordance with Company bylaws and certain indemnification agreements. As further discussed in Note 9. Commitments and Contingencies of Part I, Item 1. Financial Statements within the Form 10-Q for the period ended September 30, 2020, the Company fully exhausted its historical primary directors’ and officers’ insurance coverage in connection with these matters during the first quarter of 2020. The amounts include $1.7 million and $5.5 million for the three and nine months ended September 30, 2020, respectively, related to indemnification of certain former officers and employees. Amount represents a life insurance payment to the Company related to the death of a former employee. Amount consists of the impact of the CARES Act and a change in the deferred tax liability related to an indefinite-lived intangible asset.

THANK YOU. 201 Mittel Drive, Wood Dale, IL 60191 630.350.9400 • www.psiengines.com